Exhibit 99.1

ITEM 4 AND ITEM 5

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Management of Credit Acceptance Corporation, Credit Acceptance Auto Loan Trust 2023-2 and Wells Fargo Securities, LLC.:
We have performed the procedures enumerated below, on certain information with respect to attributes of Credit Acceptance Corporation’s (the “Company”) vehicle loans as of March 31, 2023 (the “Subject Matter”) related to Credit Acceptance Auto Loan Trust 2023-2’s (the “Issuer”) issuance of certain classes of Notes (the “Securitization Transaction”). The Company’s management is responsible for the data file accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.
The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer and Wells Fargo Securities, LLC (“Wells Fargo” and together with the Company and the Issuer, the “Specified Parties”) have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.
Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.
The procedures we performed on the automobile receivables and our findings are as follows.
1.On April 12, 2023, the Company provided an electronic file (the “Data File”) with information for certain vehicle loans included in the Securitization Transaction, which the Company represented was as of the close of business on March 31, 2023.
2.Grant Thornton selected one hundred vehicle loans on a random basis from the Data File. The sample of loans is listed in Exhibit A. For each of the selected loans we compared the following information, designated by Wells Fargo, to the related retail installment contract provided by the Company, and in instances where consumers changed their address subsequent to the origination of their loan, we compared the state to other Company records.

a.Loan number
b.Original amount financed
c.First payment date (scheduled)
d.Original term to maturity
e.Monthly payment
f.Interest rate
g.State
h.Compared the Vehicle Identification Number (“VIN”) on the contract to the VIN on the title document (actual title, title application, VINtek, or acceptable proof of lien, as applicable)
We defined the term “compare” as meaning we compared to the information shown in the Data File and found it to be in agreement. Such information was deemed to be in agreement if differences were attributable to rounding. The term “rounding” was defined as meaning amounts and percentages that were within $1 and 0.1%, respectively. We noted no exceptions.
We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:
•Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements
•Addressing the value of collateral securing any such assets being securitized
•Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations
•Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization
•Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions
•Forming any conclusions
•Any other terms or requirements of the transaction that do not appear in this report.
We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.
/s/ GRANT THORNTON LLP
Southfield, Michigan
May 5, 2023

Exhibit A

Sample	Loan Number	Sample	Loan Number	Sample	Loan Number
1	XXXX3339	35	XXXXX8502	69	XXXXX3637
2	XXXX1175	36	XXXXX2312	70	XXXXX0880
3	XXXX1806	37	XXXXX8120	71	XXXXX5426
4	XXXX4239	38	XXXXX2922	72	XXXXX3785
5	XXXX1066	39	XXXXX6676	73	XXXXX3843
6	XXXX6005	40	XXXXX3216	74	XXXXX3856
7	XXXX7762	41	XXXXX9714	75	XXXXX4851
8	XXXX5069	42	XXXXX8194	76	XXXXX2993
9	XXXXX3714	43	XXXXX8922	77	XXXXX2549
10	XXXXX8312	44	XXXXX7893	78	XXXXX3150
11	XXXXX9299	45	XXXXX9380	79	XXXXX7134
12	XXXXX4332	46	XXXXX9558	80	XXXXX6776
13	XXXXX6009	47	XXXXX0661	81	XXXXX7791
14	XXXXX7741	48	XXXXX0897	82	XXXXX6957
15	XXXXX2405	49	XXXXX3723	83	XXXXX7653
16	XXXXX8135	50	XXXXX9287	84	XXXXX9486
17	XXXXX4080	51	XXXXX0288	85	XXXXX7993
18	XXXXX6606	52	XXXXX8475	86	XXXXX0447
19	XXXXX6788	53	XXXXX6950	87	XXXXX8250
20	XXXXX4370	54	XXXXX9892	88	XXXXX5998
21	XXXXX4820	55	XXXXX7483	89	XXXXX5407
22	XXXXX5818	56	XXXXX1604	90	XXXXX2195
23	XXXXX6408	57	XXXXX3824	91	XXXXX8599
24	XXXXX1628	58	XXXXX9041	92	XXXXX5164
25	XXXXX3806	59	XXXXX8892	93	XXXXX2899
26	XXXXX9666	60	XXXXX0929	94	XXXXX5342
27	XXXXX7968	61	XXXXX5353	95	XXXXX9956
28	XXXXX6937	62	XXXXX1756	96	XXXXX9686
29	XXXXX3708	63	XXXXX6331	97	XXXXX5747
30	XXXXX5188	64	XXXXX7268	98	XXXXX8909
31	XXXXX8944	65	XXXXX2741	99	XXXXX8866
32	XXXXX7591	66	XXXXX4004	100	XXXXX3863
33	XXXXX4767	67	XXXXX3419
34	XXXXX2230	68	XXXXX1814